Exhibit 99.1

SolarEdge Announces First Quarter 2022 Financial Results

MILPITAS, Calif. — May 2, 2022. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the first quarter ended March 31, 2022.

First Quarter 2022 Highlights

•	Record revenues of $655.1 million
•	Record revenues from solar segment of $608.0 million
•	GAAP gross margin of 27.3%
•	Non-GAAP gross margin of 28.4%
•	Gross margin from solar segment of 30.2%
•	GAAP net income of $33.1 million
•	Non-GAAP net income of $68.8 million
•	GAAP net diluted earnings per share (“EPS”) of $0.60
•	Non-GAAP net diluted EPS of $1.20
•	2.13 Gigawatts (AC) of inverters shipped

“We are pleased with our record revenues for the first quarter which represent 62% growth from the first quarter of last year and which are driven by record revenues in the United States and 14 countries in Europe,” said Zvi Lando, Chief Executive Officer of SolarEdge. “We continue to demonstrate our operational capabilities by navigating the current supply chain environment to meet strong worldwide demand for our products, and continuing to build long-term manufacturing capacity to support our growing businesses.”

First Quarter 2022 Summary

The Company reported record revenues of $655.1 million, up 19% from $551.9 million in the prior quarter and up 62% from $405.5 million in the same quarter last year.

Revenues from the solar segment were record $608.0 million, up 21% from $502.7 million in the prior quarter and up 62% from $376.4 million in the same quarter last year.

GAAP gross margin was 27.3%, down from 29.1% in the prior quarter and down from 34.5% in the same quarter last year.

Non-GAAP gross margin was 28.4%, down from 30.3% in the prior quarter and down from 36.5% in the same quarter last year.

Gross margin from the solar segment was 30.2%, down from 32.8% in the prior quarter and down from 39.7% in the same quarter last year.

GAAP operating expenses were $128.1 million, up 7% from $119.5 million in the prior quarter and up 34% from $95.9 million in the same quarter last year.

Non-GAAP operating expenses were $98.9 million, up 5% from $94.1 million in the prior quarter and up 30% from $76.2 million in the same quarter last year.

GAAP operating income was $50.9 million, up 24% from $41.0 million in the prior quarter and up 15% from $44.1 million in the same quarter last year.

Non-GAAP operating income was $87.2 million, up 20% from $72.9 million in the prior quarter and up 21% from $71.9 million in the same quarter last year.

GAAP net income was $33.1 million, down 19% from $41.0 million in the prior quarter and up 10% from $30.1 million in the same quarter last year.

Non-GAAP net income was $68.8 million, up 10% from $62.8 million in the prior quarter and up 24% from $55.5 million in the same quarter last year.

GAAP net diluted EPS was $0.60, down from $0.74 in the prior quarter and up from $0.55 in the same quarter last year.

Non-GAAP net diluted EPS was $1.20, up from $1.10 in the prior quarter and up from $0.98 in the same quarter last year.

Cash flow used in operating activities was $163.0 million, compared with $89.6 million generated from operating activities in the prior quarter and $24.1 million generated from operating activities in the same quarter last year.

As of March 31, 2022, cash, cash equivalents, bank deposits, restricted bank deposit and marketable securities totaled $979.0 million, net of debt, compared to $548.0 million on December 31, 2021.

On March 17, 2022, the Company offered and sold 2,300,000 shares of its common stock in a public offering at a price of $295.00 per share. The net proceeds to the Company after underwriters' discounts and commissions and offering costs were $650.5 million.

Outlook for the Second Quarter 2022

The Company also provides guidance for the second quarter ending June 30, 2022 as follows:

•	Revenues to be within the range of $710 million to $740 million
•	Non-GAAP gross margin expected to be within the range of 26% to 29%
•	Revenues from solar segment to be within the range of $660 million to $690 million
•	Gross margin from solar segment expected to be within the range of 28% to 31%

Conference Call

The Company will host a conference call to discuss these results at 4:30 p.m. ET on Monday, May 2, 2022. The call will be available, live, to interested parties by dialing 800-304-0389. For international callers, please dial +1 313-209-5140. The Conference ID number is 9289118.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, UPS, electric vehicle powertrains, and grid services solutions. SolarEdge is online at www.solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 22, 2022 and our quarterly reports filed on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of May 2, 2022.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2022	2021
Revenues	$655,080	$405,489
Cost of revenues	476,122	265,415
Gross profit	178,958	140,074
Operating expenses:
Research and development	66,349	46,977
Sales and marketing	35,316	26,911
General and administrative	26,429	19,849
Other operating expenses	—	2,209
Total operating expenses	128,094	95,946
Operating income	50,864	44,128
Financial expense, net	(5,449)	(6,097)
Income before income taxes	45,415	38,031
Income taxes	12,292	7,955
Net income	$33,123	$30,076

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(in thousands, except per share data)

	March 31, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,002,772	$530,089
Marketable securities	158,557	167,728
Trade receivables, net of allowances of $3,226 and $2,626, respectively	676,820	456,339
Inventories, net	432,504	380,143
Prepaid expenses and other current assets	191,664	176,992
Total current assets	2,462,317	1,711,291
LONG-TERM ASSETS:
Marketable securities	449,673	482,228
Deferred tax assets, net	31,205	27,572
Property, plant and equipment, net	473,511	410,379
Operating lease right-of-use assets, net	59,783	47,137
Intangible assets, net	55,734	58,861
Goodwill	127,109	129,629
Other long-term assets	23,583	24,963
Total long-term assets	1,220,598	1,180,769
Total assets	$3,682,915	2,892,060
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables, net	$241,630	$252,068
Employees and payroll accruals	84,309	74,465
Warranty obligations	82,340	71,480
Deferred revenues and customers advances	25,511	17,789
Accrued expenses and other current liabilities	134,951	109,379
Total current liabilities	568,741	525,181
LONG-TERM LIABILITIES:
Convertible senior notes, net	622,263	621,535
Warranty obligations	210,326	193,680
Deferred revenues	158,734	151,556
Finance lease liabilities	53,405	40,508
Operating lease liabilities	48,480	38,912
Other long-term liabilities	10,441	10,649
Total long-term liabilities	1,103,649	1,056,840
COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ EQUITY:
Common stock of $0.0001 par value - Authorized: 125,000,000 shares as of March 31, 2022 and December 31, 2021; issued and outstanding: 55,386,146 and 52,815,395 shares as of March 31, 2022 and December 31, 2021, respectively	6	5
Additional paid-in capital	1,373,405	687,295
Accumulated other comprehensive loss	(46,067)	(27,319)
Retained earnings	683,181	650,058
Total stockholders’ equity	2,010,525	1,310,039
Total liabilities and stockholders’ equity	$3,682,915	$2,892,060

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net income	$33,123	$30,076
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	9,002	6,887
Amortization of intangible assets	2,658	2,391
Amortization of debt discount and debt issuance costs	728	724
Amortization of premium and accretion of discount on available-for-sale marketable securities, net	2,550	1,295
Stock-based compensation expenses	34,107	23,153
Deferred income taxes, net	(1,034)	(2,141)
Loss (gain) from sale and disposal of assets	(410)	2,147
Exchange rate fluctuations and other items, net	3,024	13,303
Changes in assets and liabilities:
Inventories, net	(51,323)	(8,376)
Prepaid expenses and other assets	(17,163)	20,218
Trade receivables, net	(224,865)	(57,380)
Trade payables, net	(28,045)	(39,034)
Employees and payroll accruals	9,246	7,477
Warranty obligations	27,629	13,088
Deferred revenues and customers advances	15,029	3,615
Other liabilities, net	22,755	6,640
Net cash provided by (used in) operating activities	(162,989)	24,083
Cash flows from investing activities:
Proceed from sales and maturities of available-for-sale marketable securities	53,096	40,450
Purchase of property, plant and equipment	(43,210)	(24,545)
Investment in available-for-sale marketable securities	(26,712)	(186,528)
Withdrawal from bank deposits, net	—	16,470
Other investing activities	1,692	571
Net cash used in investing activities	$(15,134)	$(153,582)
Cash flows from financing activities:
Proceeds from secondary public offering, net of issuance costs	650,526	—
Proceeds from exercise of stock-based awards	1,478	5,008
Proceeds (withholdings) from stock-based awards, net	822	(6,724)
Other financing activities	(491)	(346)
Net cash provided by (used in) financing activities	652,335	(2,062)
Increase (decrease) in cash and cash equivalents	474,212	(131,561)
Cash and cash equivalents at the beginning of the period	530,089	827,146
Effect of exchange rate differences on cash and cash equivalents	(1,529)	(10,428)
Cash and cash equivalents at the end of the period	$1,002,772	$685,157

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Reconciliation of GAAP to Non-GAAP
	Three months ended
	March 31, 2022	December 31, 2021	March 31, 2021
Gross profit (GAAP)	178,958	160,491	140,074
Revenues from finance component	(135)	(122)	(86)
Stock-based compensation	5,062	4,373	5,790
Amortization and depreciation of acquired assets	2,219	2,272	2,312
Gross profit (Non-GAAP)	186,104	167,014	148,090

Gross margin (GAAP)	27.3%	29.1%	34.5%
Revenues from finance component	0.0%	0.0%	0.0%
Stock-based compensation	0.8%	0.8%	1.4%
Amortization and depreciation of acquired assets	0.3%	0.4%	0.6%
Gross margin (Non-GAAP)	28.4%	30.3%	36.5%

Operating expenses (GAAP)	128,094	119,453	95,946
Stock-based compensation - R&D	(14,985)	(14,872)	(8,798)
Stock-based compensation - S&M	(6,701)	(5,882)	(5,435)
Stock-based compensation - G&A	(7,359)	(4,076)	(3,130)
Amortization and depreciation of acquired assets - R&D	(303)	(302)	(12)
Amortization and depreciation of acquired assets - S&M	(236)	(225)	(237)
Amortization and depreciation of acquired assets - G&A	(6)	(6)	(8)
Gain (loss) from assets sales and disposal	410	18	62
Other operating income (expenses)	—	—	(2,209)
Operating expenses (Non-GAAP)	98,914	94,108	76,179

Operating income (GAAP)	50,864	41,038	44,128
Revenues from finance component	(135)	(122)	(86)
Stock-based compensation	34,107	29,203	23,153
Amortization and depreciation of acquired assets	2,764	2,805	2,569
Loss (gain) from assets sales and disposal	(410)	(18)	(62)
Other operating (income) expenses	—	—	2,209
Operating income (Non-GAAP)	87,190	72,906	71,911

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Reconciliation of GAAP to non-GAAP
	Three months ended
	March 31, 2022	December 31, 2021	March 31, 2021
Financial income (expense), net (GAAP)	(5,449)	(6,324)	(6,097)
Notes due 2025	728	727	724
Non cash interest	1,609	1,527	1,336
Unrealized gains/losses	—	(541)	—
Currency fluctuation related to lease standard	(1,792)	2,422	(2,289)
Financial income (expense), net (non-GAAP)	(4,904)	(2,189)	(6,326)

Income tax benefit (expense) (GAAP)	(12,292)	6,240	(7,955)
Uncertain tax positions	—	(9,007)	—
Deferred taxes	(1,201)	(5,181)	(2,141)
Income tax benefit (expense) (Non-GAAP)	(13,493)	(7,948)	(10,096)

Net income (GAAP)	33,123	40,954	30,076
Revenues from finance component	(135)	(122)	(86)
Stock-based compensation	34,107	29,203	23,153
Amortization and depreciation of acquired assets	2,764	2,805	2,569
Loss (gain) from assets sales and disposal	(410)	(18)	(62)
Other operating (income) expenses	—	—	2,209
Notes due 2025	728	727	724
Non cash interest	1,609	1,527	1,336
Unrealized gains (losses)	—	(541)	—
Currency fluctuation related to lease standard	(1,792)	2,422	(2,289)
Uncertain tax positions	—	(9,007)	—
Deferred taxes	(1,201)	(5,181)	(2,141)
Net income (Non-GAAP)	68,793	62,769	55,489

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Reconciliation of GAAP to non-GAAP
	Three months ended
	March 31, 2022	December 31, 2021	March 31, 2021
Net basic earnings per share (GAAP)	0.62	0.78	0.58
Revenues from finance component	0.00	0.00	0.00
Stock-based compensation	0.64	0.55	0.45
Amortization and depreciation of acquired assets	0.05	0.05	0.05
Loss (gain) from assets sales and disposal	(0.00)	(0.00)	(0.00)
Other operating (income) expenses	—	—	0.04
Notes due 2025	0.01	0.02	0.01
Non cash interest	0.03	0.03	0.03
Unrealized gains (losses)	—	(0.01)	—
Currency fluctuation related to lease standard	(0.03)	0.04	(0.05)
Uncertain tax positions	—	(0.17)	—
Deferred taxes	(0.03)	(0.10)	(0.04)
Net basic earnings per share (Non-GAAP)	1.29	1.19	1.07

Net diluted earnings per share (GAAP)	0.60	0.74	0.55
Revenues from finance component	0.00	0.00	0.00
Stock-based compensation	0.58	0.50	0.40
Amortization and depreciation of acquired assets	0.05	0.05	0.04
Loss (gain) from assets sales and disposal	(0.01)	(0.00)	(0.00)
Other operating (income) expenses	—	—	0.04
Notes due 2025	0.01	0.00	0.00
Non cash interest	0.02	0.03	0.03
Unrealized gains (losses)	—	(0.01)	—
Currency fluctuation related to lease standard	(0.03)	0.04	(0.04)
Uncertain tax positions	—	(0.16)	—
Deferred taxes	(0.02)	(0.09)	(0.04)
Net diluted earnings per share (Non-GAAP)	1.20	1.10	0.98

Number of shares used in computing net diluted earnings per share (GAAP)	56,315,193	56,011,040	55,997,136
Stock-based compensation	927,219	894,079	766,187
Number of shares used in computing net diluted earnings per share (Non-GAAP)	57,242,412	56,905,119	56,763,323